Exhibit 10.61

REDACTED – OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE

COMMISSION AND IS DENOTED HEREIN BY *****

December 14, 2003

Robert S. Thomas	Charles M. Swoboda
President & CEO	President & CEO
Charles & Colvard, Ltd.	Cree, Inc.
3800 Gateway Blvd. Suite 310	4600 Silicon Drive
Morrisville, NC 27560	Durham, NC 27703

This letter, when signed on behalf of Charles & Colvard, Ltd. (formerly C3 Inc.) and Cree, Inc., will serve as an agreement between Charles & Colvard and Cree amending the parties’ August 5th, 2002 letter agreement to provide the following terms, effective on and after December 29, 2003.

1.	Cree will supply SiC production crystals to Charles & Colvard, and Charles & Colvard will purchase SiC production crystals from Cree, according to the terms stated in this agreement.

2.	Charles & Colvard will purchase ***** each quarter of calendar 2004 of “usable material” (where “usable material” will be determined in the manner described in Paragraph 3) at a price of *****. Provided that Cree uses its best commercially reasonable efforts to deliver the quantities of usable material required by this agreement, Cree will not be held in breach for delays in delivery. As used in this agreement, “quarter” refers to fiscal quarters of Cree ending during the indicated period.

3.	The quantity of “usable material” of crystals delivered to Charles & Colvard pursuant to this agreement will be determined according to the following:

A.	Material will be graded according to the specifications in Attachment A.

B.	Grams of usable material will be calculated on a crystal by crystal basis according to the following equation: (usable mm) as a percent of total length of the crystal in mm multiplied by the actual weight of the crystal in grams. “Usable mm” means millimeters of usable material as defined in Attachment A.

C.	Crystals shipped to Charles & Colvard must contain at least ***** of usable material for the 2” crystals or ***** for 3” crystals. This usable area must be contiguous. Crystal diameter to be shipped will be 2” or 3” as determined by Cree.

4.	The obligations of the parties under Paragraph 4 of the August 5th, 2002 agreement are terminated.

5.	Except as provided above, the supply and purchase of SiC material will be governed by the terms and conditions of the parties’ Amended and Restated Exclusive Supply Agreement dated June 6, 1997 (the “Supply Agreement”, as amended).

6.	The contents of this letter shall be considered “Confidential Information” of each party subject to the provisions of Section 5 of the Supply Agreement.

CHARLES & COLVARD, LTD.		CREE, INC.

By:	/s/ Robert S. Thomas	By:	/s/ Charles M. Swoboda
	Robert S, Thomas		Charles M. Swoboda
	President & CEO		President & CEO
	Charles & Colvard Ltd.		Cree, Inc.

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REDACTED – OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE

COMMISSION AND IS DENOTED HEREIN BY *****

ATTACHMENT A

Specification of usable material as referenced in paragraph 2 above.

COLOR: Usable material is calculated as “light gray” or “very light gray”. Specifically tone/color number 20 and 10 1 as used in the Charles & Colvard boule-grading screen will be considered acceptable tone and color material. (Note: Grade 10 is preferred. Grade 20 material will be valued at *****.

DEFECTS:

Material volume of acceptable color will be reduced by the percentage of the defects listed in the table below. Charles & Colvard shall set the acceptable standards for the quality of both the color and defects of all material purchased pursuant to this letter agreement. Unless otherwise mutually agreed by the parties in writing, however, the grading of the material by both Cree and Charles & Colvard will adhere to those standards and methods identified in Notes 1-3 below, applied on a consistent basis in the same manner as applied during September, October and November of calendar 2003. Should Charles & Colvard deem such standards and methods or new defects unacceptable, it can request changes to its volume commitment or the methods, standards or list of price reducing defects, with such changes to be effective 60 days after giving Cree notice of the changes. Cree may request changes to its pricing and/or volume commitment. If the parties do not agree in writing on the changes to be made, before the effective date of the requested changes, either party can terminate this agreement upon notice and, in that event, the Supply Agreement will govern the parties’ obligations thereafter.

ID	D-Type
1	*****	Reduce
2	*****	Reduce
3	*****	Reduce
4	*****	No reduction
5	*****	Reduce
6	*****	Reduce
7	*****	No reduction
8	*****	Reduce
9	*****	Reduce

Notes

1	CH0257R 17.4mm tone/color 20 (lightest 20), new gray boules that are lighter than this will grade as 10, CE0269R 9.5mm tone/color 30 (lightest 30), new gray boules that are lighter than this will grade as 20

2	Micropipe grading will be performed according to the Cree document identified as the CCG – 948 Dense Fine Pipe Grading procedure (Revision 12/3/03). The area determined according to this procedure multiplied by 1.2, (“20% adder”), defines the area of non-usable material for micropipes.

3	Crystals CC0213R, CH0165R and CH0215R represent ***** grading.

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